UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2014

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

 On September 15, 2014, we entered into consent and exchange agreements with the investors holding our outstanding Series C-2 preferred stock, Series D preferred stock and Series E preferred stock (and related warrants) , the investors holding our Series C-3 preferred stock (and related warrants), and the investors holding warrants issued in March 2014, pursuant to which we agreed to amend and restate the Series C-2 preferred stock, Series C-3 preferred stock, Series D preferred stock and Series E preferred stock and the related warrants, and the warrants issued in our March 2014 common stock and warrant financing, to remove anti-dilution, price reset and certain change of control provisions that caused those securities to be classified as derivative liabilities under U.S. generally accepted accounting principles.  We also removed the preferred dividend payable on the Series D preferred stock and Series E preferred stock. The terms of the Series C-2 preferred stock, Series C-3 preferred stock, Series D preferred stock and Series E preferred stock, as amended, are summarized in Item 5.03 below.

In exchange for the removal of the anti-dilution, price reset, change of control and dividend provisions from the Series C-2 preferred stock, Series C-3 preferred stock, Series D preferred stock and Series E preferred stock and the related warrants, we agreed to the following:

(1)
the exercise price of the warrants issued in May 2013 was decreased from $1.00 to $0.65, the exercise price of the warrants issued in October 2013 was decreased from $1.25 to $0.90, the exercise price of the warrants issued in January 2014 was decreased from $1.25 to $0.90, and the exercise price of the warrants issued in March 2014 was decreased from $3.10 to $2.50;

(2)
extended the existing right of the two institutional investors in our May and October 2013 financings to participate in future financings to the later of two years after September 15, 2014 or the date on which  the respective holder holds less than 5% of our common stock on a fully diluted basis;

(3)	increased the conversion ratio of the Series E preferred stock from 20 shares to 21.8667 shares of common stock for every share of Series E preferred stock;
(4)
issued 16,562 shares of our Series D preferred stock to the investor holding all of the outstanding shares of the Series D preferred stock in satisfaction of the 9.0% payment-in-kind dividend on that stock; and

(5)
issued an aggregate of 37,226 shares of Series E preferred stock to the two investors holding all of the outstanding shares of Series E preferred stock in satisfaction of the 8.0% payment-in-kind dividend on that stock.

The forms of the amended warrants and the consent and exchange agreements are filed herewith as Exhibits 4.18, 4.19, 4.20, 4.21, 10.27, 10.28 and 10.29, respectively, and are incorporated herein by reference.  The foregoing descriptions of the consent and exchange agreements and the warrants are not complete and are qualified in their entirety by reference to the respective exhibits.

The issuance of the shares of Series D preferred stock and Series E preferred stock and the  exchange of the warrants were exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 3(a)(9) thereof.  No placement agent or underwriter was involved in the transactions.   None of the Series D Preferred Stock, the Series E preferred stock or the warrants may be offered or sold in the United States absent registration or exemption from registration under the Securities Act and any applicable state securities laws. The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Series D Preferred Stock,  the Series E preferred stock or the warrants or any other securities of our company.

A copy of the press release regarding the above matters is attached hereto as Exhibit 99.1.

Item 3.02    Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2014, we filed with the Delaware Secretary of State an Amended and Restated Certificate of Designation of Series C-2 Non-Voting Convertible Preferred Stock, an Amended and Restated Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock, an Amended and Restated Certificate of Designation of Series D Non-Voting Convertible Preferred Stock and an Amended and Restated Certificate of Designation of Series E Non-Voting Convertible Preferred Stock to remove anti-dilution provisions (other than customary anti-dilution for stock dividends, stock splits and the like).  We removed the preferred stock dividend provision from each of the Series D Non-Voting Convertible Preferred Stock and the Series E Non-Voting Convertible Preferred Stock.  We increased the conversion ratio of the Series E preferred stock from 20 shares to 21.8667 shares of common stock for every share of Series E preferred stock.

The Amended and Restated Certificate of Designation of Series C-2 Non-Voting Convertible Preferred Stock, the Amended and Restated Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock, the Amended and Restated Certificate of Designation of Series D Non-Voting Convertible Preferred Stock and the Amended and Restated Certificate of Designation of Series E Non-Voting Convertible Preferred Stock are attached hereto as Exhibits 3.15, 3.16, 317 and 3.18, respectively, and are incorporated herein by reference.  The foregoing descriptions of the Amended and Restated Certificates of Designation of the Series C-2 Preferred Stock, the Series C-3 Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock are not complete and are qualified in their entirety by reference to the respective exhibits.

 Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

3.15	Amended and Restated Certificate of Designation of Series C-2 Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on September 15, 2014.

3.16	Amended and Restated Certificate of Designation of Series C-3 Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on September 15, 2014.

3.17	Amended and Restated Certificate of Designation of Series D Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on September 15, 2014.

3.18	Amended and Restated Certificate of Designation of Series E Non-Voting Convertible Preferred Stock of CorMedix Inc., filed with the Delaware Secretary of State on September 15, 2014.

4.18	Form of Amended and Restated Warrant issued on September 15, 2014 (to replace form of warrant issued in May 2013).

4.19	Form of Amended and Restated Warrant issued on September 15, 2014 (to replace form of warrant issued in October 2013).

4.20	Form of Amended and Restated Warrant issued on September 15, 2014 (to replace form of warrant issued in January 2014).

4.21	Form of Amended and Restated Warrant issued on September 15, 2014 (to replace form of warrant issued in March 2014).

10.27	Consent and Exchange Agreement, dated September 15, 2014, among CorMedix Inc. and the investors named therein.

10.28	Consent and Exchange Agreement, dated September 15, 2014, among CorMedix Inc. and the investors named therein.

10.29	Consent and Exchange Agreement, dated September 15, 2014, among CorMedix Inc. and the investors named therein.

99.1	Press release dated September 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: September 16, 2014	By:	/s/ Randy Milby
Name: Randy Milby
Title: Chief Executive Officer